Aston Funds
Aston/Fortis Global Real Estate Fund
Supplement dated December 31, 2008
to the Class N Prospectus dated February 29, 2008
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.
Effective January 2, 2009, the following information replaces the information about the portfolio management team of Aston/ Fortis Global Real Estate Fund found on page 42 of the Class N Prospectus:

Portfolio Manager	Investment Experience
Joseph Pavnica	Co-Portfolio Manager since the Fund’s inception. Mr. Pavnica joined the property team of Fortis Investment Management USA, Inc. and its predecessors (“FIM”) in March 2001 and was employed by a predecessor firm from 1997-2001. During his tenure, Mr. Pavnica has been responsible for analyzing and providing investment recommendations for various property sectors including:
retail, multi-family, hotels, industrial, and self-storage. Mr. Pavnica received his BS in Accounting from St. Joseph’s College and his MBA from Indiana University Northwest.

Menno Sloterdijk	Co-Portfolio Manager since the Fund’s inception. Mr. Sloterdijk joined FIM in March 2001 and is currently the Head of European Property. Mr. Sloterdijk holds a Master’s degree in Social Geography from the University of Groningen.

Matthew Hoult	Co-Portfolio Manager since the Fund’s inception. Mr. Hoult joined FIM in March 2004 as an Australian Equity Analyst. Prior to this experience, he worked for Jenkins Investment Management for three years as a senior analyst covering the LPT, infrastructure and utility, telecommunications, and technology stocks. Mr. Hoult held various contract positions during the period between his role at Jenkins and FIM. Mr. Hoult has a bachelor of business from the University of Technology-Sydney and has completed the Securities Institute of Australia Graduate Diploma in Applied Finance and Investment.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.
For more information, please call Aston Funds: 800 992-8151
or visit our Web site at www.astonfunds.com
ATN SUP GRE 1208